Exhibit 99.1

Essent Group Ltd. Reports Fourth Quarter and Full Year 2014 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--February 13, 2015--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2014 of $28.9 million or $0.33 per diluted share. Net income for the full year 2014 was $88.5 million or $1.03 per diluted share.

Primary insurance in force as of December 31, 2014, was $50.8 billion, representing an increase of 58% compared to $32.0 billion of insurance in force as of December 31, 2013. As of December 31, 2014, consolidated stockholders’ equity was $955.7 million and combined statutory capital in the insurance subsidiaries was $705.9 million.

“2014 was another milestone year for Essent and our results reflect the solid progress we have made against our goals,” said Mark Casale, Chairman and Chief Executive Officer. “We continue to expand the breadth and depth of our franchise, both in terms of our domestic business and our reinsurance platform. As a result of our efforts this year, we believe Essent is well positioned and I remain optimistic about Essent’s prospects heading into 2015!”

Financial Highlights:

  New insurance written for the fourth quarter was $6.5 billion, compared to $8.8 billion in the third quarter and $4.5 billion in the fourth quarter of 2013. For the full year 2014, new insurance written was $24.8 billion, compared to $21.2 billion for 2013.
  Net premiums earned for the fourth quarter were $67.8 million, compared to $60.3 million in the third quarter and $40.3 million in the fourth quarter of 2013. For the full year 2014, net premiums earned were $223.2 million, compared to $123.4 million for 2013.
  Income before taxes for the fourth quarter was $44.0 million, compared to $38.8 million in the third quarter and $19.4 million in the fourth quarter of 2013. For the full year 2014, income before taxes was $135.9 million, compared to $58.0 million for 2013.
  The expense ratio for the fourth quarter was 37.8%, compared to 40.6% in the third quarter and 55.3% in the fourth quarter of 2013. For the full year 2014, the expense ratio was 43.6%, compared to 57.6% for 2013.
  The provision for losses and LAE for the fourth quarter was $3.0 million, compared to $1.4 million in the third quarter and $0.7 million in the fourth quarter of 2013. For the full year 2014, the provision for losses and LAE was $6.3 million, compared to $2.3 million for 2013.
  The percentage of loans in default as of December 31, 2014 was 0.20%, compared to 0.15% as of September 30, 2014 and 0.11% as of December 31, 2013.
  The combined ratio for the fourth quarter was 42.3%, compared to 42.9% in the third quarter and 57.0% in the fourth quarter of 2013. For the full year 2014, the combined ratio was 46.4%, compared to 59.5% for 2013.
  The consolidated balance of cash and investments at December 31, 2014 was $1.1 billion, including cash and investment balances at Essent Group Ltd. of $126.3 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 16.2:1 as of December 31, 2014.
  Essent Group Ltd. contributed approximately $50 million of capital to Essent Reinsurance, Ltd.
  Essent Reinsurance, Ltd. was selected by Freddie Mac to participate in Freddie Mac’s Agency Credit Insurance Structure (“ACIS”) 2014-3 transaction and insure $15.5 million of risk that Freddie Mac had retained as part of its STACR2014-DN2 transaction.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 67143840 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 67143840.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 10, 2014. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company which, through its wholly-owned subsidiary Essent Guaranty, Inc., (collectively, “Essent”) offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania and rated BBB+ by Standard & Poor’s and Baa2 by Moody’s, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year ended December 31, 2014

Exhibit A:	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B:	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C:	Historical Quarterly Data
Exhibit D:	New Insurance Written
Exhibit E:	Insurance in Force and Risk in Force
Exhibit F:	Other Risk in Force
Exhibit G:	Portfolio Vintage Data
Exhibit H:	Portfolio Geographic Data
Exhibit I:	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J:	Investment Portfolio
Exhibit K:	Insurance Company Capital
Exhibit L:	Earnings per Share
Exhibit M:	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2014	2013	2014	2013
Revenues:
Net premiums written	$83,219	$52,878	$276,778	$186,200
Increase in unearned premiums	(15,405)	(12,534)	(53,549)	(62,829)
Net premiums earned	67,814	40,344	223,229	123,371
Net investment income	3,902	1,228	12,285	4,110
Realized investment gains, net	306	21	925	116
Other income	720	760	3,028	3,806
Total revenues	72,742	42,353	239,467	131,403

Losses and expenses:
Provision for losses and LAE	3,049	692	6,308	2,321
Other underwriting and operating expenses	25,656	22,299	97,232	71,055
Total losses and expenses	28,705	22,991	103,540	73,376

Income before income taxes	44,037	19,362	135,927	58,027
Income tax expense (benefit)	15,171	345	47,430	(7,386)
Net income	$28,866	$19,017	$88,497	$65,413

Earnings per Common Share:
Basic	$0.34	$0.23	$1.05	$0.90
Diluted	0.33	0.22	1.03	0.70

Weighted average Common Shares outstanding:
Basic	86,134	51,741	83,986	14,044
Diluted	87,950	55,130	85,602	18,103

Net income	$28,866	$19,017	$88,497	$65,413

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments, net of tax expense (benefit) of $854 and ($236) in the three months ended December 31, 2014 and 2013 and $2,825 and ($2,080) in the year ended December 31, 2014 and 2013	2,125	(439)	6,114	(3,861)
Total other comprehensive income (loss)	2,125	(439)	6,114	(3,861)
Comprehensive income	$30,991	$18,578	$94,611	$61,552

Loss ratio	4.5%	1.7%	2.8%	1.9%
Expense ratio	37.8%	55.3%	43.6%	57.6%
Combined ratio	42.3%	57.0%	46.4%	59.5%

Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2014	2013
Assets
Investments available for sale, at fair value
Fixed maturities	$846,925	$318,476
Short-term investments	210,688	14,079
Total investments	1,057,613	332,555
Cash	24,411	477,655
Accrued investment income	5,748	1,978
Accounts receivable	15,810	10,006
Deferred policy acquisition costs	9,597	6,173
Property and equipment (at cost, less accumulated depreciation of $39,260 in 2014 and $36,796 in 2013)	5,841	4,411
Prepaid federal income tax	59,673	8,000
Net deferred tax asset	-	10,346
Other assets	2,768	2,846

Total assets	$1,181,461	$853,970

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$8,427	$3,070
Unearned premium reserve	156,948	103,399
Amounts due under Asset Purchase Agreement	-	4,949
Accrued payroll and bonuses	14,585	13,076
Net deferred tax liability	37,092	-
Other accrued liabilities	8,671	7,335
Total liabilities	225,723	131,829

Commitments and contingencies

Stockholders' Equity
Common Shares, $0.015 par value:
Authorized - 233,333; issued - 92,546 shares in 2014 and 86,491 shares in 2013	1,388	1,297
Additional paid-in capital	893,285	754,390
Accumulated other comprehensive income (loss)	4,667	(1,447)
Retained earnings (accumulated deficit)	56,398	(32,099)
Total stockholders' equity	955,738	722,141

Total liabilities and stockholders' equity	$1,181,461	$853,970

Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014				2013
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$83,219	$77,862	$63,505	$52,192	$52,878	$55,026	$44,923	$33,373

Net premiums earned	67,814	60,323	50,342	44,750	40,344	34,282	27,481	21,264
Other revenues	4,928	4,298	3,941	3,071	2,009	2,173	2,083	1,767
Total revenues	72,742	64,621	54,283	47,821	42,353	36,455	29,564	23,031

Losses and expenses:
Provision for losses and LAE	3,049	1,391	966	902	692	319	580	730
Other underwriting and operating expenses	25,656	24,469	23,648	23,459	22,299	18,237	15,557	14,962
Total losses and expenses	28,705	25,860	24,614	24,361	22,991	18,556	16,137	15,692

Income before income taxes	44,037	38,761	29,669	23,460	19,362	17,899	13,427	7,339
Income tax expense (benefit)	15,171	13,691	10,114	8,454	345	2,280	(10,150)	139
Net income	$28,866	$25,070	$19,555	$15,006	$19,017	$15,619	$23,577	$7,200

Earnings per share:
Basic:
Common Shares	$0.34	$0.30	$0.23	$0.18	$0.23	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	N/A	$0.36	$0.63	$0.23
Class B-2 common shares	N/A	N/A	N/A	N/A	N/A	0.07	0.40	-

Diluted:
Common Shares	$0.33	$0.29	$0.23	$0.18	$0.22	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	N/A	$0.35	$0.62	$0.23
Class B-2 common shares	N/A	N/A	N/A	N/A	N/A	0.02	0.09	-

Weighted average common shares outstanding:
Basic:
Common Shares	86,134	83,640	83,276	82,864	51,741	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	N/A	43,616	36,793	31,805
Class B-2 common shares	N/A	N/A	N/A	N/A	N/A	1,822	1,334	853

Diluted:
Common Shares	87,950	85,028	84,706	84,696	55,130	N/A	N/A	N/A
Class A common shares	N/A	N/A	N/A	N/A	N/A	43,788	36,901	31,864
Class B-2 common shares	N/A	N/A	N/A	N/A	N/A	6,054	5,994	6,009

Other Data:
($ in thousands)

Loss ratio (1)	4.5%	2.3%	1.9%	2.0%	1.7%	0.9%	2.1%	3.4%
Expense ratio (2)	37.8%	40.6%	47.0%	52.4%	55.3%	53.2%	56.6%	70.4%
Combined ratio	42.3%	42.9%	48.9%	54.4%	57.0%	54.1%	58.7%	73.8%

(1)	Loss ratio is calculated by dividing the provision for loss and loss adjustment expenses by net premiums earned.
(2)	Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2014				2013
Other Data, continued:	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

Flow:
New insurance written	$6,204,821	$7,283,169	$5,874,334	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
New risk written	1,523,527	1,802,408	1,477,547	907,257	1,147,560	1,584,267	1,409,905	991,011

Bulk:
New insurance written	$300,008	$1,506,529	$-	$-	$-	$-	$-	$-
New risk written	35,007	30,131	-	-	-	-	-	-

Consolidated:
Average premium rate (3)	0.56%	0.55%	0.54%	0.54%	0.54%	0.54%	0.55%	0.55%
New insurance written	$6,504,829	$8,789,698	$5,874,334	$3,630,573	$4,527,900	$6,408,055	$5,895,127	$4,321,556
New risk written	$1,558,534	$1,832,539	$1,477,547	$907,257	$1,147,560	$1,584,267	$1,409,905	$991,011
Insurance in force (end of period)	$50,762,594	$46,428,526	$39,379,879	$34,778,057	$32,028,196	$28,198,722	$22,576,300	$17,430,810
Risk in Force (end of period)	$12,227,270	$11,152,497	$9,700,549	$8,493,862	$7,768,605	$6,764,997	$5,348,917	$4,100,835
Policies in force	229,721	209,841	175,773	154,451	141,417	123,737	98,818	76,455
Weighted-average coverage (4)	24.1%	24.0%	24.6%	24.4%	24.3%	24.0%	23.7%	23.5%
Annual persistency	86.4%	88.5%	89.1%	87.9%	86.1%	83.1%	80.1%	80.9%

Loans in default (count)	457	312	235	192	159	116	90	75
Percentage of loans in default	0.20%	0.15%	0.13%	0.12%	0.11%	0.09%	0.09%	0.10%

(3)	Average premium rate is calculated by dividing net premium earned by average insurance in force for the period.
(4)	Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)
>=760	$2,618,070	42.2%	$2,135,772	47.2%	$10,045,373	43.7%	$10,989,279	51.9%
740-759	1,017,384	16.4	802,262	17.7	3,808,163	16.6	3,775,108	17.8
720-739	868,254	14.0	651,269	14.4	3,314,333	14.4	2,909,199	13.8
700-719	692,036	11.2	465,611	10.3	2,475,271	10.8	1,851,773	8.8
680-699	576,830	9.3	341,968	7.5	2,020,177	8.8	1,231,297	5.8
<=679	432,247	6.9	131,018	2.9	1,329,580	5.7	395,982	1.9
Total	$6,204,821	100.0%	$4,527,900	100.0%	$22,992,897	100.0%	$21,152,638	100.0%

Weighted-average credit score	745		752		747		756

NIW by LTV
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)
85.00% and below	$931,067	15.0%	$488,218	10.8%	$2,991,324	13.0%	$2,963,619	14.0%
85.01% to 90.00%	2,057,770	33.2	1,528,857	33.8	7,694,465	33.5	7,627,333	36.1
90.01% to 95.00%	3,176,124	51.2	2,372,909	52.4	12,147,728	52.8	10,189,658	48.1
95.01% and above	39,860	0.6	137,916	3.0	159,380	0.7	372,028	1.8
	$6,204,821	100.0%	$4,527,900	100.0%	$22,992,897	100.0%	$21,152,638	100.0%

Weighted-average LTV	91%		92%		92%		91%

NIW by Product
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Single Premium policies		22.8%		19.2%		20.1%		20.0%
Monthly Premium policies		77.2		80.8		79.9		80.0
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Purchase		77.7%		86.9%		82.9%		72.1%
Refinance		22.3		13.1		17.1		27.9
		100.0%		100.0%		100.0%		100.0%

Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)
>=760	$203,901	68.0%	$-	0.0%	$694,882	38.5%	$-	0.0%
740-759	51,590	17.2	-	-	286,790	15.9	-	-
720-739	34,077	11.4	-	-	269,065	14.9	-	-
700-719	10,440	3.4	-	-	244,314	13.5	-	-
680-699	-	-	-	-	190,009	10.5	-	-
<=679	-	-	-	-	121,477	6.7	-	-
Total	$300,008	100.0%	$-	0.0%	$1,806,537	100.0%	$-	0.0%

Weighted-average credit score	771		N/A		742		N/A

NIW by LTV
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
($ in thousands)
85.00% and below	$10,706	3.6%	$-	0.0%	$62,316	3.4%	$-	0.0%
85.01% to 90.00%	151,608	50.5	-	-	273,390	15.1	-	-
90.01% to 95.00%	137,694	45.9	-	-	855,547	47.4	-	-
95.01% and above	-	-	-	-	615,284	34.1	-	-
	$300,008	100.0%	$-	0.0%	$1,806,537	100.0%	$-	0.0%

Weighted-average LTV	91%		N/A		93%		N/A

NIW by Product
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Single Premium policies		100.0%		0.0%		16.6%		0.0%
Monthly Premium policies		-		-		83.4		-
		100.0%		0.0%		100.0%		0.0%

NIW by Purchase vs. Refinance
	Three months ended				Year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Purchase		90.0%		0.0%		86.5%		0.0%
Refinance		10.0		-		13.5		-
		100.0%		0.0%		100.0%		0.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force: Consolidated

Portfolio by Credit Score
Total IIF by FICO score	December 31, 2014		September 30, 2014		December 31, 2013
($ in thousands)
>=760	$24,546,571	48.4%	$22,859,418	49.2%	$17,102,961	53.3%
740-759	8,804,454	17.3	8,102,165	17.5	5,724,933	17.9
720-739	7,185,175	14.2	6,561,002	14.1	4,380,452	13.7
700-719	4,849,412	9.6	4,342,161	9.4	2,646,717	8.3
680-699	3,540,811	7.0	3,102,261	6.7	1,665,196	5.2
<=679	1,836,171	3.5	1,461,519	3.1	507,937	1.6
Total	$50,762,594	100.0%	$46,428,526	100.0%	$32,028,196	100.0%

Weighted-average credit score	753		754		758

Total RIF by FICO score	December 31, 2014		September 30, 2014		December 31, 2013
($ in thousands)
>=760	$5,900,373	48.3%	$5,490,591	49.2%	$4,106,913	52.9%
740-759	2,135,891	17.4	1,960,787	17.6	1,399,308	18.0
720-739	1,750,232	14.3	1,593,492	14.3	1,081,286	13.9
700-719	1,145,431	9.4	1,019,259	9.1	637,086	8.2
680-699	859,436	7.0	745,744	6.7	415,414	5.3
<=679	435,907	3.6	342,624	3.1	128,598	1.7
Total	$12,227,270	100.0%	$11,152,497	100.0%	$7,768,605	100.0%

Portfolio by LTV
Total IIF by LTV	December 31, 2014		September 30, 2014		December 31, 2013
($ in thousands)
85.00% and below	$6,100,274	12.0%	$5,581,330	12.0%	$4,322,612	13.5%
85.01% to 90.00%	17,719,816	34.9	16,358,760	35.2	12,171,460	38.0
90.01% to 95.00%	25,832,106	50.9	23,383,926	50.4	15,121,279	47.2
95.01% and above	1,110,398	2.2	1,104,510	2.4	412,845	1.3
	$50,762,594	100%	$46,428,526	100.0%	$32,028,196	100.0%

Weighted-average LTV	92%		92%		91%

Total RIF by LTV	December 31, 2014		September 30, 2014		December 31, 2013
($ in thousands)
85.00% and below	$681,908	5.6%	$621,083	5.6%	$474,763	6.1%
85.01% to 90.00%	4,174,743	34.1	3,859,783	34.6	2,858,683	36.8
90.01% to 95.00%	7,203,270	58.9	6,502,875	58.3	4,296,135	55.3
95.01% and above	167,349	1.4	168,756	1.5	139,024	1.8
	$12,227,270	100%	$11,152,497	100.0%	$7,768,605	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	December 31, 2014		September 30, 2014		December 31, 2013
($ in thousands)
FRM 30 years and higher	$44,503,607	87.7%	$40,633,185	87.5%	$27,364,633	85.4%
FRM 20-25 years	1,273,086	2.5	1,208,777	2.6	1,086,120	3.4
FRM 15 years	2,637,970	5.2	2,555,323	5.5	2,354,656	7.4
ARM 5 years and higher	2,347,931	4.6	2,031,241	4.4	1,222,787	3.8
Total	$50,762,594	100.0%	$46,428,526	100.0%	$32,028,196	100.0%

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	December 31, 2014	September 30, 2014	December 31, 2013

ACIS (A)	$43,733	$28,398	$-

(A) Essent Reinsurance, Ltd. provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program, and covers the risk in force on the loans in the reference pools associated with the STACR 2014 DN-1 notes issued by Freddie Mac in February 2014 and the STACR 2014 DN-2 notes issued by Freddie Mac in April 2014.

Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data: Consolidated

	Original	Remaining
	Insurance	Insurance	% Remaining of	Insurance in Force as of December 31, 2014
Origination year	Written ($ in thousands)	in Force ($ in thousands)	Original Insurance	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,898	$77,194	31.4%	72.8%	37.2%	0.0%	2.7%	60.0%	98.0%
2011	3,229,720	1,298,063	40.2	72.1	40.5	0.2	4.3	57.5	93.5
2012	11,241,161	7,780,072	69.2	69.5	48.9	0.5	5.2	55.9	96.8
2013	21,152,638	17,907,693	84.7	74.2	52.0	1.8	7.7	51.4	96.5
2014	24,799,434	23,699,572	95.6	83.5	56.0	3.2	14.9	43.0	94.1
Total	$60,668,851	$50,762,594	83.7	77.8	53.1	2.2	10.6	48.4	95.4

Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data: Consolidated

IIF by State
	As of December 31, 2014	As of September 30, 2014	As of December 31, 2013
CA	10.2%	10.4%	11.1%
TX	8.3	8.3	8.2
FL	5.3	5.1	4.6
WA	4.3	4.1	3.6
NC	4.0	4.0	4.3
IL	3.9	3.8	4.0
MA	3.9	4.1	2.8
PA	3.4	3.5	3.6
NJ	3.4	3.4	3.8
GA	3.3	3.3	3.5
All Others	50.0	50.0	50.5
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of December 31, 2014	As of September 30, 2014	As of December 31, 2013
CA	9.8%	10.0%	10.5%
TX	8.5	8.4	8.0
FL	5.6	5.4	4.8
WA	4.4	4.2	3.6
NC	4.2	4.3	4.4
IL	4.0	4.0	4.0
GA	3.5	3.6	3.6
NJ	3.4	3.4	3.7
PA	3.2	3.3	3.6
AZ	3.2	3.3	3.3
All Others	50.2	50.1	50.5
TOTAL	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Beginning default inventory	312	116	159	56
Plus: new defaults	349	108	904	327
Less: cures	(196)	(57)	(578)	(208)
Less: claims paid	(8)	(8)	(28)	(16)
Ending default inventory	457	159	457	159

Rollforward of Reserve for Losses and LAE
	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
($ in thousands)	2014	2013	2014	2013
Reserve for losses and LAE at beginning of period	$5,682	$2,727	$3,070	$1,499
Add provision for losses and LAE occurring in:
Current year	2,923	903	6,877	2,986
Prior years	126	(211)	(569)	(665)
Incurred losses during the period	3,049	692	6,308	2,321
Deduct payments for losses and LAE occurring in:
Current year	137	144	138	239
Prior years	167	205	813	511
Loss and LAE payments during the period	304	349	951	750
Reserve for losses and LAE at end of period	$8,427	$3,070	$8,427	$3,070

Claims
	Three months ended		Year ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Number of claims paid	8	8	28	16
Total amount paid for claims (in thousands)	$292	$343	$929	$720
Average amount paid per claim (in thousands)	$37	$43	$33	$45
Severity	98%	87%	79%	90%

						Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of December 31, 2014
	Number of	Percentage of	Amount of	Percentage of		Reserves as a
	Policies in Default	Policies in Default	Reserves	Reserves	Defaulted RIF	Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	247	54%	$2,381	31%	$13,059	18%
Four to eleven payments	167	37	3,748	49	8,132	46
Twelve or more payments	34	7	1,147	15	1,510	76
Pending claims	9	2	424	5	419	101
TOTAL	457	100%	7,700	100%	$23,120	33
IBNR			578
LAE			149
TOTAL			$8,427

Average reserve per default:
Case			$16.8
Total			$18.4

Default Rate	0.20%

	As of December 31, 2013
	Number of	Percentage of	Amount of	Percentage of		Reserves as a
	Policies in Default	Policies in Default	Reserves	Reserves	Defaulted RIF	Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	88	56%	$841	30%	$3,972	21%
Four to eleven payments	56	35	1,497	53	2,672	56
Twelve or more payments	10	6	300	11	447	67
Pending claims	5	3	169	6	166	102
TOTAL	159	100%	2,807	100%	$7,257	39
IBNR			211
LAE			52
TOTAL			$3,070

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.11%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	December 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$74,216	7.0%	$59,187	17.8%
U.S. agency securities	4,520	0.4	14,839	4.5
U.S. agency mortgage-backed securities	83,540	7.9	22,241	6.7
Municipal debt securities	195,546	18.5	57,650	17.3
Corporate debt securities	296,829	28.1	125,593	37.8
Mortgage-backed securities	66,086	6.3	18,581	5.6
Asset-backed securities	126,188	11.9	20,385	6.1
Money market investments	210,688	19.9	14,079	4.2
Total Investments	$1,057,613	100.0%	$332,555	100.0%

Investment Portfolio by Credit Rating
Rating (1)	December 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$545,807	51.6%	$147,862	44.5%
Aa1	47,792	4.5	21,570	6.5
Aa2	51,958	4.9	15,464	4.6
Aa3	48,261	4.6	11,902	3.6
A1	74,161	7.0	26,541	8.0
A2	67,413	6.4	17,045	5.1
A3	71,964	6.8	29,886	9.0
Baa1	60,399	5.7	24,441	7.3
Baa2	79,727	7.5	30,782	9.3
Baa3	10,131	1.0	7,062	2.1
Below Baa3	-	-	-	-
Total Investments	$1,057,613	100.0%	$332,555	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Portfolio by Duration and Book Yield
Effective Duration	December 31, 2014		December 31, 2013
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$332,399	31.4%	$65,092	19.6%
1 to < 2 Years	85,971	8.1	19,093	5.7
2 to < 3 Years	167,504	15.8	74,335	22.4
3 to < 4 Years	106,432	10.1	63,214	19.0
4 to < 5 Years	80,300	7.6	66,230	19.9
5 or more Years	285,007	27.0	44,591	13.4
Total Investments	$1,057,613	100.0%	$332,555	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2014	1.71%
Year ended December 31, 2014	1.51%

Net cash and investments at holding company, Essent Group Ltd. ($ in thousands):
As of December 31, 2014		$126,327
As of December 31, 2013		$246,220

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	December 31, 2014	December 31, 2013
($ in thousands)
US Mortgage Insurance Business:
Combined statutory capital (A)	$705,890	$469,424

Combined net risk in force (B)	$11,426,748	$7,765,586

Risk to capital ratios: (C)
Essent Guaranty, Inc.	16.4:1	16.6:1
Essent Guaranty of PA, Inc.	14.6:1	17.1:1
Combined (D)	16.2:1	16.5:1

Essent Reinsurance, Ltd. Mortgage Insurance Business:
Stockholder's equity (GAAP basis)	$155,123	$389

Net risk in force (B)	$835,976	N/A

(A) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(B) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(C) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital.

(D) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

				Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Earnings per Share

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
(In thousands, except per share amounts)
Net income	$28,866	$19,017	$88,497	$65,413
Less: Common Shares dividends declared	-	-	-	-
Less: Class A dividends declared	N/A	-	N/A	-
Less: Class B-2 dividends declared	N/A	-	N/A	-
Undistributed net income	$28,866	$19,017	$88,497	$65,413
Net income allocable to Common Shares	$28,866	$12,037	$88,497	$12,706
Net income allocable to Class A common shares	N/A	$6,980	N/A	$52,707

Earnings per Common Share:
Basic	$0.34	$0.23	$1.05	$0.90
Diluted	0.33	0.22	1.03	0.70

Weighted average Common Shares outstanding:
Basic	86,134	51,741	83,986	14,044
Diluted	87,950	55,130	85,602	18,103

Note:

Prior to the Company’s initial public offering on November 5, 2013 (“IPO”), the Company had two classes of common shares outstanding: Class A common shares and Class B-2 common shares. Upon the completion of the IPO, all of the Class A common shares and the Class B-2 common shares converted into a single class of common shares of the Company (the “Common Shares”), as more fully described in the Company’s prospectus dated October 30, 2013. Earnings Per Share (“EPS”) was calculated and presented prior to the IPO using the “two-class” method which provides that earnings and losses are allocated to each class of common shares according to the dividends declared or unpaid cumulative dividends earned, with the remaining undistributed earnings allocated according to each share’s respective participation rights.

Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all in the money options, warrants and similar instruments. Common Shares and Outstanding Restricted Share Units is defined as total common shares outstanding plus all equity instruments (including Restricted Stock Units) issued to management and the Board of Directors and any in the money options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of December 31, 2014 and 2013, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of adjusted book value to the most comparable GAAP amount as of December 31, 2014 and 2013 in accordance with Regulation G:

(In thousands, except per share amounts)	December 31, 2014	December 31, 2013

Numerator:
Total Stockholders' Equity (Book Value)	$955,738	$722,141

Subtract: Accumulated Other Comprehensive Income (Loss)	4,667	(1,447)

Adjusted Book Value	$951,071	$723,588

Denominator:
Total Outstanding Common Shares	92,546	86,491

Add: Outstanding Restricted Share Units	664	528

Total Outstanding Common Shares and Restricted Share Units	93,210	87,019

Adjusted Book Value per Share	$10.20	$8.32

CONTACT:
Essent Group Ltd.
Media Contact
JD Walker Communications, LLC
Janice Daue Walker
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com